UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON,

DC 20549

FORM
8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 15, 2021

Orchid Island Capital, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland
001-35236
27-3269228
(State or Other Jurisdiction of
Incorporation)
(Commission File Number) (IRS Employer Identification No.)

3305 Flamingo Drive
,
Vero Beach
,
Florida
32963

(Address of Principal Executive Offices) (Zip

Code)

Registrant’s telephone number,

including area code
(
772
)
231-1400

N/A

(Former Name or Former Address, if Changed Since Last

Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the
registrant under any of the following provisions:
☐

Written communications pursuant

to Rule 425 under the Securities Act (17 CFR 230.425)
☐

Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b)

under the Exchange Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e

-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the

Act:

Title of each class:
Trading symbol:

Name of each exchange on

which registered:
Common Stock, par value $0.01 per share
ORC
NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the

Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

☐

If an emerging growth company,

indicate by check mark if the registrant has elected not to use the extended transition period
for complying with any new or revised financial accounting

standards provided pursuant to Section 13(a) of the

Exchange
Act.

☐

Item 5.02. Departure

of Directors or Certain Officers; Election of

Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.
The Board of Directors (the “Board”) of Orchid Island Capital, Inc.

(the “Company”) previously adopted, subject to
stockholder approval, the Orchid Island Capital, Inc. 2021

Equity Incentive Plan (the “2021 Plan”). As described below in
Item 5.07 of this Current Report on Form 8-K, on June 15,

2021 at the 2021 Annual Meeting of Stockholders (the “Annual
Meeting”) of the Company,

the stockholders of the Company approved, among other things, the

2021 Plan. Following the
stockholders’ approval of the 2021 Plan, no further awards

will be made under the Orchid Island Capital, Inc. 2012 Equity
Incentive Plan (the “2012 Plan”). However,

any outstanding awards under the 2012 Plan will continue in accordance with the
terms of the 2012 Plan and any award agreement executed

in connection with such outstanding awards.

A brief description of the 2021 Plan is as follows:

•
the 2021 Plan provides for potential grants of (i) incentive stock options qualified as such under U.S. federal income
tax laws (“ISOs”), (ii) stock options that do not qualify

as ISOs (together with ISOs, “Options”), (iii) stock
appreciation rights (“SARs”), (iv) stock awards, whether

restricted or fully vested, awards of restricted stock units, other equity-based awards, cash awards, incentive awar

ds, performance units, and substitute awards (the “Awards”);

•
the maximum number of shares of the Company’s

common stock, par value $0.01 (“Common Stock”) available for issuance under the 2021 Plan is 7,366,623 shares, which

number includes (i) 4,000,000 shares of Common Stock
reserved for issuance under the 2021 Plan and (ii) 3,366,623 shares of Common Stock that remained available for
issuance under the 2012 Plan as of the date of the Board’s

adoption of the 2021 Plan. The maximum number of
shares available for grants of ISOs under the 2021 Plan

is 7,366,623;

•
if all or any portion of an Award,

including an award granted under the 2012 Plan that was outstanding as of the date
of the Board’s adoption

of the 2021 Plan (an “Existing Award”),

is forfeited, settled in cash, expires or otherwise
terminates without issuance and delivery of any shares of

Common Stock, then the number of shares subject to such
Award

or Existing Award

will again be available for making Awards

under the 2021 Plan. Shares tendered or
withheld to satisfy the grant or exercise price or tax

withholding obligation pursuant to any Award

other than an
Option or a SAR shall be available for future grants or Awards,

but shares tendered or withheld to satisfy (i) any
grant or exercise price on any Option, SAR or Existing

Award or

(ii) tax withholding obligation pursuant to any
Existing Award

shall not be available for future grants or Awards;

•
Awards

may be made under the 2021 Plan to the Company’s

officers and employees, officers and

employees of the
Company’s affiliates,

non-employee directors and to any other individual who provides services to the Company or
one of its affiliates and whose participation in

the 2021 Plan is determined, by the Compensation Committee, to be in the best interests of the Company; and

•
unless terminated earlier, the 2021

Plan will terminate on April 14, 2031, but will continue to govern unexpired
Awards.

A detailed summary of the material features of the 2021 Plan appears under the caption “Proposal 4: To

Approve our
2021 Plan” in the Company’s

Definitive Proxy Statement on Schedule 14A for the Annual

Meeting filed with the Securities
and Exchange Commission on April 22, 2021. The detailed

summary of the 2021 Plan and the information set forth above do not purport to be complete and are qualified in their entirety by reference to the full text of the 2021 Plan, which is attached as Exhibit 10.1 to this report

and is incorporated herein by reference.
Item 5.07. Submission

of Matters to a Vote

of Security Holders.
At the Annual Meeting, the stockholders voted on the following matters: (i) the election of the six nominated directors,
(ii) the ratification of the appointment of BDO USA, LLP as

the Company’s independent

registered public accounting firm
for the year ending December 31, 2021, (iii) the approval,

on an advisory basis, of the compensation of the Company’s
named executive officers and (iv) the approval

of the 2021 Plan. As of April 15, 2021, the record date for the

Annual
Meeting, there were 94,410,960 shares of Common Stock

outstanding and entitled to vote.
The full results of the matters voted on at the annual meeting of stockholders are set forth below:

Proposal 1—Election of Directors. The following nominees were elected to our Board to serve until the next annual
meeting of the Company’s

stockholders or until his or her successor is elected and qualified:

Robert E. Cauley,

George H.
Haas, IV,

W Coleman Bitting, Frank P.

Filipps, Paula Morabito and Ava

L. Parker.
Nominee for Director For Against Abstain Broker Non-Votes
Robert E. Cauley ..............................

37,864,538 775,957 390,340 25,997,796
George H. Haas, IV ..........................

33,713,200 4,936,614 381,021 25,997,796
W Coleman Bitting ...........................

37,875,438 769,855 385,542 25,997,796
Frank P.

Filipps ................................

37,883,819 750,111 396,905 25,997,796
Paula Morabito .................................

37,880,440 762,741 387,654 25,997,796
Ava L. Parker ...................................

37,871,761 778,207 380,867 25,997,796
Proposal 2—Ratification of Appointment of Independent Registered

Public Accounting Firm. This proposal was ratified
upon the following vote.
For Against Abstain Broker Non-Votes

63,931,975

597,565 499,091 *

_______________

* No

broker non-votes arose in connection with Proposal 2 due to the fact that the matter was considered “routine” under New York
Stock Exchange rules.
Proposal 3—Advisory Vote

on Named Executive Officer Compensation. This advisory

vote was approved upon the
following vote.
For Against Abstain Broker Non-Votes
35,319,332 2,716,395 995,108 25,997,796

Proposal 4—Approval of the 2021 Plan. This proposal was

approved upon the following vote

For Against Abstain Broker Non-Votes
35,429,965 2,635,008 965,862 25,997,796

Item 8.01.

Other Events.

On June 15, 2021, the Company announced that the Board declared a dividend for the month of June 2021 of $0.065 per share of Common Stock to be paid

on July 28, 2021 to holders

of record on June 30, 2021,

with an ex-dividend date of June

29, 2021.
In addition,

the Company

announced certain

details of

its RMBS

portfolio as

of May

31, 2021

as well

as certain

other
information regarding the Company.

A copy of the

Company’s press release announcing the

dividend and the other

information
regarding the Company is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Caution About Forward-Looking Statements.

This Current Report on Form 8-K contains forward

-looking statements within the meaning of the Private Securities Litigation
Reform Act

of 1995

and other

federal securities

laws, including,

but not

limited to,

statements about

the Company’s
distributions. These forward-looking statements are based upon the Company’s present expectations,

but the Company cannot
assure investors that actual

results will not vary

from the expectations contained

in the forward-looking

statements. Investors
should not

place undue

reliance upon

forward looking

statements. For

further discussion

of the

factors that

could affect
outcomes, please refer to

the “Risk Factors” section of

the Company's Annual Report on

Form 10-K for the fiscal

year ended
December 31,

2020.

All forward

-looking statements

speak only

as of

the date

on which

they are

made. New

risks and
uncertainties arise

over time, and

it is not

possible to predict

those events or

how they may

affect the

Company. Except

as
required by

law, the

Company is not

obligated to, and

does not intend

to, update or

revise any forward

-looking statements,
whether as a result of new information, future events or

otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No. Description
10.1
Orchid Island Capital, Inc. 2021 Equity Incentive Plan

99.1
Press Release dated June 15, 2021
104
Cover Page Interactive Data File (embedded within the

Inline XBRL
document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on
its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2021

ORCHID ISLAND CAPITAL,

INC.
By: /s/ Robert E. Cauley
Robert E. Cauley
Chairman and Chief Executive Officer